INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2014
Income Taxes Tables
Net deferred tax assets

Net deferred tax assets consist of the following components as of December 31, 2014, and 2013:

	2014	2013
Deferred tax assets:
NOL Carryover	$17,100	$85,985
Related Party Accruals	600	14,001
Deferred tax liabilities
Depreciation	(300)	-

Valuation allowance	(17,400)	(99,986)
Net deferred tax asset	$-	$-

Income tax provision

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from operations for the years ended December 31, 2014 and 2013 due to the following:

	2014	2013
Book Income	$(8,157,500)	$(26,199)
Related Party Accruals	(17,400)	-
Contributed Services	15,805	11,602
Other Nondeductible Expenses	8,157,927	-
State Taxes	(200)	-
Valuation allowance	1,368	14,597
	$-	$-